UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2020

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value, $0.001 per share	NWBO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jean Davis, who has been serving as Northwest Biotherapeutics, Inc.’s (the “Company”) Chief Financial Officer (“CFO”), Chief Accounting Officer (“CAO”), as well as the interim Chief Information Officer (“CIO”), has been appointed the CIO and is relinquishing her duties as CFO and CAO effective immediately, to focus on CIO duties and special projects such as the design of Sarbanes-Oxley controls. Linda Powers will resume acting as CFO and CAO, with accounting and financial reporting functions performed by an external firm and the Company’s Controller as has been the case historically, until a new CFO is hired.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: June 8, 2020	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman